Exhibit 99.1

Fourth Quarter and Full Year 2021 Results Earnings Call

2 Disclaimer: Forward Looking Statements and Use of Non-GAAP Information This presentation includes statements concerning Blue Apron Holdings, Inc. and its future expectations, plans and prospects that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "may," "should," "expects," "plans," “forecasts,” "anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," or "continue," or the negative of these terms or other similar expressions. Blue Apron has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions including, without limitation, the company’s ability, including the timing and extent, to successfully support the acceleration and execution of its growth strategy (including the ability to successfully increase marketing and technology improvements on the planned timeline to enable it to meet expected outlook for 2022), cost-effectively attract new customers and retain existing customers, including its ability to sustain any increase in demand resulting from both its growth strategy and the COVID-19 (coronavirus) pandemic, and its ability to continue to expand its direct-to-consumer product offerings, and to continue to execute operational efficiency practices; changes in consumer behaviors, tastes and preferences that could lead to changes in demand, including as a result of, among other things, long-term impacts of the COVID-19 pandemic on consumer behavior and the impact of inflation or other macroeconomic factors on consumer spending habits; the company’s ability to attract and retain qualified employees and personnel in sufficient numbers, both generally and in light of ongoing nationwide labor shortages as a result of COVID-19 or otherwise; any material and adverse impact of the COVID-19 pandemic on the company’s operations and results, such as the need to cancel or shift customer orders, whether as a result of challenges in employee recruiting and retention, any prolonged closures, or series of temporary closures, of one or both of its fulfillment centers, or supply chain or carrier interruptions or delays; the company’s expectations regarding its expenses and net revenue and its ability to grow adjusted EBITDA and to achieve or maintain profitability; the company’s expectations regarding, and the stability of, its supply chain, including potential shortages, interruptions and/or increased costs in the supply or delivery of ingredients, and parcel and freight carrier interruptions or delays and/or higher freight or fuel costs, as a result of the COVID-19 pandemic or otherwise; the company’s ability to effectively compete; the company’s ability to maintain and grow the value of its brand and reputation; the company’s ability to achieve its environmental, sustainability and corporate governance goals (including its goal to be carbon neutral by March 31, 2022, initially through carbon offsets) and to adopt its planned corporate governance reforms, in its anticipated timeframe or at all; the company’s ability to maintain food safety and prevent food-borne illness incidents and its susceptibility to supplier-initiated recalls; the company’s ability, including the timing and extent, to sufficiently manage costs and to fund investments in its operations in amounts necessary to maintain compliance with financial and other covenants under its indebtedness while continuing to support the execution and acceleration of its growth strategy; the company’s ability to comply with modified or new laws and regulations applying to its business, or the impact that such compliance may have on its business; the company’s vulnerability to adverse weather conditions, natural disasters, and public health crises, including pandemics; the company’s ability to protect the security and integrity of its data and protect against data security risks and breaches; the company’s ability to obtain and maintain intellectual property protection; and other risks more fully described in the company’s Annual Report on Form 10-K for the year ended December 31, 2020 filed with the Securities and Exchange Commission (the “SEC”) on February 23, 2021, the company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 filed with the SEC on November 9, 2021, the company’s Annual Report on Form 10-K for the year ended December 31, 2021 to be filed with the SEC, and in other filings that the company may make with the SEC in the future. The company assumes no obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or otherwise. This presentation also includes adjusted EBITDA, which is a non-GAAP financial measure that is not prepared in accordance with, nor an alternative to, financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). In addition, this non-GAAP financial measure is not based on any standardized methodology prescribed by GAAP and is not necessarily comparable to similarly-titled measures presented by other companies. A reconciliation of this measure to the most directly comparable GAAP measure is included in the Appendix to this presentation. We believe that using the pre-pandemic fourth quarter of 2019 as a benchmark is an appropriate way to evaluate the company’s fourth quarter 2021 performance. We believe that the patterns and customer behaviors in the fourth quarter of 2021 reflect a higher correlation to more normalized periods, which were last seen in 2019 versus the pandemic-impacted periods of 2020.

Fourth Quarter and Full Year 2021 Business Highlights

4 Linda Findley President and Chief Executive Officer

5 Fourth Quarter 2021 - Recap (1) We define Average Order Value as our net revenue from our meal, wine and market products sold on our e-commerce platforms in a given reporting period divided by the number of Orders in that period (2) We define Orders as the number of paid orders by our Customers across our meal, wine and market products sold on our e-commerce platforms in any reporting period, inclusive of orders that may have eventually been refunded or credited to customers (3) We define Orders per Customer as the number of Orders in a given reporting period divided by the number of Customers in that period (4) We determines our number of Customers by counting the total number of individual customers who have paid for at least one Order from Blue Apron across our meal, wine or market products sold on our e-commerce platforms in a given reporting period (5) We define Average Revenue per Customer as our net revenue from our meal, wine and market products sold on our e-commerce platforms in a given reporting period divided by the number of Customers in that period ● Completed $78 million equity capital raise in November; Strengthened Blue Apron’s balance sheet and improved financial flexibility to fund the acceleration of growth strategy ● Net Revenue of $107 million; +13% vs. pre-pandemic 4Q19 ● Strong growth in Key Customer Engagement Metrics vs. 4Q19 ○ Average Order Value(1)(2) +10%; $63.78 vs. $58.14 ○ Orders Per Customer(3)(4) + 9%; 5.0 vs. 4.6 ○ Average Revenue Per Customer(5) + 19%; $319 vs. $269 ● Net Loss of $26.4 million reflects significant increase in marketing expenses to fuel acceleration of growth strategy in 2022

6 Growth Strategy Three-pronged strategy announced in 2019 1 Engage More High Value Customers Offer Greater Menu Variety, Flexibility & Choice Efficiently Scale Marketing Infrastructure 1 2 3

7 Growth Strategy Past 2 years: Significant time and resources spent executing first two phases Engage More High Value Customers Offer Greater Menu Variety, Flexibility & Choice Efficiently Scale Marketing Infrastructure 1 2 3 ● Achieved highest levels of Average Order Value (in 4Q21) since 2015 ● Reported Orders per Customer and Average Revenue per Customer (in 4Q21) well above pre-pandemic 4Q19 levels ● Expanded weekly meal options with Customization, Premium, Craft, Add-ons and Heat & Eat ● Broadened weekly menu options to over 50 from just 17 in 2019 ● Introduced several fully-integrated partnerships, including Disney Studios Content, Calm, Aspiration, Panasonic, Amazon Alexa and WW

8 Growth Strategy Completion of $78 million capital raise allows us to expedite third phase Engage More High Value Customers Offer Greater Menu Variety, Flexibility & Choice Efficiently Scale Marketing Infrastructure 1 2 3 ● Engaging mainstream digital media companies that align with our brand and creating cross channel content across their ecosystems ● Building a customer data platform designed to better consolidate and activate first party data ● Onboarding content management system to better manage digital content ● Expanding partner ecosystem and ability to use technology to increase customer adoption ● Investing in engineering capabilities to improve the overall user experience

9 Expanding ESG Initiatives Text goes here ● On pace to being carbon neutral(1) by end of 1Q22 ● Committed to achieving recyclable packaging goals by 2025 ● Continued working towards having highest standards for environmental sustainability and animal welfare Environmental Social Governance ● Raised starting wage to $18 per hour for full-time hourly employees ● Expanded benefits and training to full-time employees ● Eliminated dual class share structure ● Working towards Board diversity goals of being at least 50% gender and racially diverse following 2022 Annual Meeting of Stockholders (1) Based on our initial carbon footprint analysis

Fourth Quarter and Full Year 2021 Financial Results

11 Randy Greben Chief Financial Officer

12 Fourth Quarter Performance Net revenue +13.4% vs pre-pandemic 4Q19; 4Q20 period benefited from increased levels of demand due to pandemic Marketing investments accelerated in 4Q21 to set the framework to drive customer and revenue growth in 2022 13.5% 10.8% 15.4% % of Net Revenue Net Revenue ($M) $107.0 Million -7.3% YoY +13.4% vs 4Q19 Marketing ($M) 19.6% As a percentage of Net Revenue 13.2% 19.6% 12.8%

13 Targeted investments grounded in data and insights Increased Marketing Spend Designed to Drive Growth in 2022 ● $78m raise provided capital to accelerate third stage of strategic growth plan ● 4Q21 Marketing Spend ○ Driven by: Investments in marketing technology infrastructure ○ Aimed at: Improving overall brand awareness and reach ● Investments weighted towards the last few weeks of December 2021 ○ Benefit expected to be seen starting in 2Q22

14 Fourth Quarter Performance Continued progress on growth strategy contributed to steady improvements to most key performance indicators (KPIs) vs 4Q19 6.4% 0.0% 6.8% 5.7% 6.4% 21.7% 22.5% -0.4% YoY Growth -1.9% -5.7% 15.2% 14.9% Average Revenue Per Customer (1) Orders Per Customer (2) Average Order Value (3) -0.2% -7.4% 3.0% -2.4% 7.0% 3.8% vs Q4’19 +18.6% +8.7% vs Q4’19 vs Q4’19 +9.8%

15 Increased labor and shipping costs along with marketing investments in support of growth strategy contributed to decline in Net Revenue less COGS margin from prior year Fourth Quarter Performance 34.4% 31.9% 28.2% % of Net Revenue (1) Represents net revenue less cost of goods sold, excluding depreciation and amortization, as a percentage of net revenue Net Revenue Less COGS Margin(1) 35.3% -410 bps YoY PTG&A ($M) $36.9 Million +0.0% YoY 29.7% 37.5% 32.1%

16 Fourth Quarter Performance (1) Adjusted EBITDA is defined as net income (loss) before interest income (expense), net, other operating expense, gain (loss) on extinguishment of debt, other income (expense), net, benefit (provision) for income taxes, depreciation and amortization and share-based compensation expense. See appendix for reconciliation of net income (loss) to Adjusted EBITDA Net Loss ($M) $(26.4) Million Adjusted EBITDA ($M)(¹) $(17.9) Million Q4 ‘19 Strong 4Q20 performance reflecting heightened levels of demand related to pandemic; increased marketing investments in 4Q21 led to higher YoY Net Loss and Adjusted EBITDA Loss Q4 ‘20 Q1 ‘21 Q2 ‘21 Q3‘21 Q4‘21 Q4 ‘19 Q4 ‘20 Q1 ‘21 Q2 ‘21 Q3‘21 Q4‘21

17 Third Phase of Strategic Plan Designed to Drive Customer Growth Customers (000’s) Customer Engagement KPIs demonstrate success at attracting stickier, high-margin, long-term customers; Blue Apron is now focusing on driving customer growth

Q&A

Appendix: Adjusted EBITDA Reconciliation

21 Reconciliation of Quarterly Net Income (Loss) to Adjusted EBITDA Q4 2019 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 (in millions) Net income (loss) $(22) $(12) $(16) $(19) $(28) $(26) Share-based compensation 3 2 2 3 2 2 Depreciation and amortization 7 6 6 6 6 5 Other operating expense 2 - - - - - Gain (loss) on extinguishment of debt - - - 4 - - Interest (income) expense, net 2 2 2 3 2 2 Other (income) expense - - - (1) 6 (1) Provision (benefit) for income taxes 0 0 0 0 0 0 Adjusted EBITDA $(8) $(2) $(6) $(4) $(12) $(18)